Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9250%


Excess Protection Level
   3 Month Average  5.98%
     December, 1996  5.73%
     November, 1996  6.02%
     October, 1996  6.16%



Cash Yield                                              18.34%


Investor Charge Offs                                    4.19%


Base Rate                                               8.43%


Over 35 Day Delinquency                                 5.01%


Seller's Interest                                       28.15%


Total Payment Rate                                      10.26%


Total Principal Balance                                $8,443,749,170.63


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $2,377,082,503.90